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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 19, 2003


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                        0-24501                35-2016637
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                29 East Washington Street
                   Shelbyville, Indiana                        46176
                   --------------------                       --------
          (Address of Principal Executive Offices)            Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On November 19, 2003, Blue River Bancshares, Inc. issued a press release announcing the completion of its acquisition of all of the issued and outstanding common stock of Unified Banking Company, Lexington, Kentucky. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press Release, dated November 19, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date:  November 19, 2003          By: /s/ Lawrence T. Toombs
                                      ------------------------------
                                      Lawrence T. Toombs, President

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                                INDEX TO EXHIBITS


Exhibit No.                     Description

99.1                            Press Release, dated November 19, 2003



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